UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

VISTA CREDIT STRATEGIC LENDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56562	88-1906598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Floor 77
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 804-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2025, the Company filed Articles of Amendment (the “Articles of Amendment”) to its charter with the State Department of Assessments and Taxation of Maryland (“SDAT”) to rename and redesignate the authorized shares of the Company’s common stock, $0.01 par value per share, as Class I Common Stock, $0.01 par value per share (the “Class I Common Stock”). The Articles of Amendment became effective on June 30, 2025.

Also on June 30, 2025, the Company filed with SDAT Articles Supplementary (the “Articles Supplementary”) to its charter, pursuant to which the Company reclassified and redesignated (i) 50,000,000 shares of Class I Common Stock as shares of Class S Common Stock, $0.01 par value per share, and (ii) 50,000,000 shares of Class I Common Stock as shares of Class D Common Stock, $0.01 par value per share. The Articles Supplementary became effective on June 30, 2025, immediately after the effectiveness of the Articles of Amendment.

The foregoing summary is qualified in its entirety by reference to the full text of the Articles of Amendment and the Articles Supplementary, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On June 26, 2025, the Company declared a distribution of $0.1625 per share of common stock, payable on July 7, 2025 to stockholders of record on June 27, 2025 (the “June 2025 Distribution”). The June 2025 Distribution is for the monthly earnings period of June 2025. The June 2025 Distribution will be paid in cash or reinvested in shares of common stock of the Company for stockholders participating in the Company’s distribution reinvestment plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3.1 Articles of Amendment, effective June 30, 2025.

3.2 Articles Supplementary, effective June 30, 2025.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

Date:	June 30, 2025	By:	/s/ Ross Teune
Name: Ross Teune Title: Chief Financial Officer